UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 1999



                          OMNI ENERGY SERVICES CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           LOUISIANA                0-23383               72-1395273
 (STATE OR OTHER JURISDICTION     (COMMISSION          (I.R.S. EMPLOYER
       OF INCORPORATION)          FILE NUMBER)         IDENTIFICATION NO.)




                             4500 NE INTERSTATE 49
                           CARENCRO, LOUISIANA 70520
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                (318) 896-6664
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


On March 29, 1999, the Registrant entered into a Fourth Amendment to Amended and Restated Loan Agreement, dated March 29, 1999, by and among Hibernia, the Registrant, and certain of its subsidiaries, amending the terms of the credit facilities and certain financial covenants contained therein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
     (c)  Exhibits

10.1 Fourth Amendment to Amended and Restated Loan Agreement by and among Hibernia, Omni Energy Services Corp., and certain of its subsidiaries.

                                 SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   OMNI ENERGY SERVICES CORP.




April 29, 1999                     /s/  John H. Untereker
                                   ----------------------
                                   John H. Untereker
                                   Executive Vice President and
                                   Chief Financial Officer